Exhibit 25.1

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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                       -----------------------------

                                  FORM T-1

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE
                       -----------------------------

 CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b) (2)

              WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                             41-1592157
(Jurisdiction of incorporation or                             (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                           55479
(Address of principal executive offices)                       (Zip code)

                     Stanley S. Stroup, General Counsel
              WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                     Sixth Street and Marquette Avenue
                        Minneapolis, Minnesota 55479
                               (612) 667-1234
                            (Agent for Service)
                       -----------------------------

                              AUTONATION, INC.
            (Exact name of obligor as specified in its charter)

DELAWARE                                                        73-1105145
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                              Identification No.)

110 S.E. 6th Street - 20th floor
Fort Lauderdale, Florida                                         33301
Address of principal executive offices)                        (Zip code)

                       -----------------------------
                 AutoNation, Inc. 9% Senior Notes due 2008
                    (Title of the indenture securities)
================================================================================



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                      TABLE OF ADDITIONAL REGISTRANTS
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

                                                                    State or other     Primary Standard
Exact Name of Registrant as Specified in its Charter and            Jurisdiction of        Industrial
Address, Including Zip Code, and Telephone Number,                  Incorporation       Classification       I.R.S. Employer
Including Area Code of Registrant's Principal Executive Offices*    or Organization        Code Number      Identification Number

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
7 Rod Real Estate North, A Limited Liability Company                    WY                      6519            84-1167321
7 Rod Real Estate South, A Limited Liability Company                    WY                      6519            84-1167320
Abraham Chevrolet-Miami, Inc.                                           DE                      5511            65-0802822
Abraham Chevrolet-Tampa, Inc.                                           DE                      5511            65-0802820
ACER Fiduciary, Inc.                                                    DE                      6411            65-0945065
Airport Dodge, Inc.                                                     FL                      5511            65-1058721
Al Maroone Ford, LLC                                                    DE                      5511            65-0944227
Albert Berry Motors, Inc.                                               TX                      5511            74-1487498
Allied 2000 Collision Center, Inc.                                      TX                      7538            75-2639298
Allison Bavarian                                                        CA                      5511            94-2707588
All-State Rent A Car, Inc.                                              NV                      6719            88-0143152
American Way Motors, Inc.                                               TN                      5511            62-1333714
America's Car Stop                                                      CA                      5511            94-3264409
AN/CF Acquisition Corp.                                                 DE                      5511            65-0927849
AN/FGJE Acquisition Corp.                                               DE                      5511            65-0964276
AN/FMK Acquisition Corp.                                                DE                      5511            65-0978211
AN/MF Acquisition Corp.                                                 DE                      5511            65-0961375
AN/MNI Acquisition Corp.                                                DE                      5511            65-1024377
AN/PF Acquisition Corp.                                                 DE                      5511            65-0927848
AN/STD Acquisition Corp.                                                DE                      5511            65-0952134
Anderson Chevrolet                                                      CA                      5511            94-1503305
Anderson Chevrolet  Los Gatos, Inc.                                     CA                      5511            77-0262368
Anderson Cupertino, Inc.                                                CA                      5511            65-0770033
Anderson Dealership Group                                               CA                      6719            77-0417573
Anything on Wheels, Ltd.                                                FL                      6719            65-0715206
Appleway Chevrolet, Inc.                                                WA                      5511            91-0538143
Atrium Restaurants, Inc.                                                FL                      5812            59-2424477
Auto Ad Agency, Inc.                                                    MD                      7319            52-1295158
Auto Advertising Services, Inc.                                         DE                      7319            65-1008609
Auto Car, Inc.                                                          CA                      5511            68-0129623
Auto Holding Corp.                                                      DE                      6719            52-2107831
Auto Mission Ltd.                                                       CA                      5511            94-3141092
Auto West, Inc.                                                         CA                      5511            94-2946518
AutoNation Benefits Company, Inc.                                       FL                      8741            34-1135160
AutoNation Chrysler Plymouth GP, Inc.                                   DE                      6719            65-0957163
AutoNation Chrysler Plymouth Jeep of North Houston, L.P.                TX                      5511            65-0957160
AutoNation Chrysler Plymouth LP, Inc.                                   DE                      6719            65-0957162
AutoNation Corporate Management Company                                 FL                      8721            65-0629697
AutoNation Denver Management, Inc.                                      CO                      6719            84-1216628
AutoNation Dodge of Pembroke Pines, Inc.                                DE                      5511            65-0948962
AutoNation Dodge of San Antonio, L.P.                                   TX                      5511            65-0964579
AutoNation Dodge of San Antonio-GP, Inc.                                DE                      6719            65-0964574
AutoNation Dodge of San Antonio-LP, Inc.                                DE                      6719            65-0964580
AutoNation DS Investments, Inc.                                         TX                      6719            65-0737774
AutoNation Enterprises Incorporated                                     FL                      6719            65-0608578
AutoNation Financial Services Corp.                                     DE                      6159            65-0725080
AutoNation Holding Corp.                                                DE                      8741            65-0723604
AutoNation Imports Northwest, Inc.                                      DE                      5511            65-0934562
AutoNation Imports of Arapahoe                                          DE                      5511            65-1137521
AutoNation Imports of Lithia Springs, Inc.                              DE                      5511            65-1003051
AutoNation Imports of Longwood, Inc.                                    DE                      5511            65-1032195
AutoNation Imports of Palm Beach, Inc.                                  DE                      5511            65-1102140
AutoNation Imports of Winter Park, Inc.                                 DE                      5511            65-1032110
AutoNation Insurance Company, Inc.                                      VT                      6411            65-0908474
AutoNation LM Holding Corporation                                       DE                      8741            65-0723608
AutoNation Motors Holding Corp.                                         DE                      8741            65-1132563
AutoNation Motors of Lithia Springs, Inc.                               DE                      5511            65-1002966
AutoNation Realty Corporation                                           DE                      6519            65-0711536
AutoNation USA Corporation                                              FL                      6519            65-0608572
AutoNation USA of Perrine, Inc.                                         DE                      5511            65-0899807
AutoNation USA of Virginia Beach, LLC                                   DE                      5511            65-0893906
AutoNationDirect.com, Inc.                                              DE                      7319            65-0945066
Bankston Auto, Inc.                                                     TX                      6719            75-1336358
Bankston Chrysler Jeep of Frisco, L.P.                                  TX                      5511            65-1052692
Bankston CJ GP, Inc.                                                    DE                      6719            65-0932849
Bankston CJ LP, Inc.                                                    DE                      6719            65-1052692
Bankston Ford of Frisco, Ltd. Co.                                       TX                      5511            75-2529822
Bankston Nissan in Irving, Inc.                                         TX                      5511            75-1325663
Bankston Nissan Lewisville, Inc.                                        DE                      5511            65-0755949
Bargain Rent-A-Car                                                      CA                      5511            95-3821161
Batfish Auto, LLC                                                       CO                      6719            84-1268477
Batfish, LLC                                                            CO                      6719            84-1261352
BBCSS, Inc.                                                             AZ                      6719            58-2434441
Beach City Chevrolet Company, Inc.                                      CA                      5511            95-1879646
Beacon Motors, Inc.                                                     FL                      5511            65-0582254
Bell Dodge, L.L.C.                                                      DE                      5511            52-2102862
Bengal Motor Company, Ltd                                               FL                      5511            59-2985277
Bengal Motors, Inc.                                                     FL                      6719            65-0165367
Bill Ayares Chevrolet, Inc.                                             MD                      5511            52-0579881
Bill Wallace Enterprises, Inc.                                          FL                      5511            65-0613059
Bledsoe Dodge, LLC                                                      DE                      5511            65-0944613
Bob Townsend Ford, Inc.                                                 DE                      5511            31-0669965
Body Shop Holding Corp.                                                 DE                      6719            52-2124065
BOSC Automotive Realty, Inc.                                            DE                      6519            38-3262849
Brown & Brown Chevrolet - Superstition Springs, LLC                     AZ                      5511            86-0904747
Brown & Brown Chevrolet, Inc.                                           AZ                      5511            86-0128003
Brown & Brown Nissan Mesa, L.L.C                                        AZ                      5511            86-0795376
Brown & Brown Nissan Inc.                                               AZ                      5511            86-0677220
B-S-P Automotive, Inc.                                                  TX                      6719            75-1905123
Buick Mart, Inc.                                                        CA                      5511            95-2260351
Buick Mart Limited Partnership                                          GA                      6719            88-0377744
Bull Motors, LLC                                                        DE                      5511            65-0944614
C. Garrett, Inc.                                                        CO                      6719            84-1264053
Carlisle Motors, LLC                                                    DE                      5511            65-0944616
Carwell, LLC                                                            DE                      5511            65-0944617
C-Car Auto Wholesalers, Inc.                                            OK                      6719            75-2691627
Central Motor Company, Ltd                                              FL                      5511            65-0165224
Central Motors, Inc.                                                    FL                      6719            65-0164841
Cerritos Body Works, Inc.                                               CA                      7538            33-0374316
Cerritos Imports, Inc.                                                  DE                      5511            52-2119516
Champion Chevrolet, LLC                                                 DE                      5511            65-0944618
Champion Ford, Inc.                                                     TX                      5511            76-0171196
Champion Planning, Inc.                                                 TX                      6719            76-0209411
Charlie Hillard, Inc.                                                   TX                      5511            75-0922515
Charlie Thomas Auto Sales, Inc.                                         TX                      6719            76-0548926
Charlie Thomas Chevrolet, Inc.                                          TX                      5511            76-0006971
Charlie Thomas Chrysler-Plymouth, Inc.                                  TX                      5511            76-0010351
Charlie Thomas' Courtesy Ford, Inc.                                     TX                      5511            74-1624668
Charlie Thomas Courtesy Leasing, Inc.                                   TX                      7515            74-1850452
Charlie Thomas Ford, Inc.                                               TX                      5511            74-1189752
Chesrown Auto, LLC                                                      DE                      5511            65-0944619
Chesrown Chevrolet, LLC                                                 DE                      5511            65-0944620
Chesrown Collision Center, Inc.                                         CO                      7538            84-1358588
Chesrown Ford, Inc.                                                     CO                      5511            84-1164224
Chevrolet World, Inc.                                                   FL                      5511            59-2216673
Chuck Clancy Ford of Marietta, Inc.                                     GA                      5511            58-1675636
Cleburne Motor Company, Inc.                                            TX                      5511            75-1176012
Coastal Cadillac, Inc.                                                  FL                      5511            59-3023188
Colonial Imports, Inc.                                                  FL                      6719            59-2441958
Consumer Car Care Corporation                                           TN                      6719            62-1151481
Contemporary Cars, Inc.                                                 FL                      5511            59-1635976
Cook-Whitehead Ford, Inc.                                               FL                      5511            59-1165955
Cook-Whitehead Ford, LLC                                                DE                      5511            52-2135873
Corporate Properties Holding, Inc.                                      DE                      6519            65-0948961
Costa Mesa Cars, Inc.                                                   CA                      5511            33-0626084
Courtesy Auto Group, Inc.                                               FL                      5511            59-2360236
Courtesy Wholesale Corporation                                          FL                      6719            65-0630718
Covington Pike Motors, Inc.                                             TN                      5511            58-1366612
Credit Management Acceptance Corporation                                FL                      6159            59-3052102
Cross-Continent Auto Retailers, Inc.                                    DE                      6719            75-2653095
CT Intercontinental, Inc.                                               TX                      5511            76-0222058
CT Motors, Inc.                                                         TX                      5511            76-0387042
D/L Motor Company                                                       FL                      5511            59-3237877
D/L Motor-HO, Inc.                                                      FL                      6719                **
Deal Dodge of Des Plaines, Inc.                                         IL                      5511            36-3862968
Dealership Accounting Services, Inc.                                    FL                      8721            59-3138671
Dealership Properties, Inc.                                             NV                      6519            74-2869002
Dealership Realty Corporation                                           TX                      6519            76-0218062
Desert Buick-GMC Management Group, Inc.                                 NV                      6719            88-0265699
Desert Buick-GMC Trucks, L.L.C.                                         DE                      5511            52-2102859
Desert Chrysler-Plymouth, Inc.                                          DE                      5511            88-0121640
Desert Dodge, Inc.                                                      NV                      5511            88-0227814
Desert GMC, L.L.C.                                                      DE                      5511            52-2102860
Desert GMC-East, Inc.                                                   NV                      6719            88-0223845
Desert Lincoln-Mercury, Inc.                                            NV                      5511            88-0168433
Dobbs Brothers Buick-Pontiac, Inc.                                      TN                      5511            62-1038471
Dobbs Ford of Memphis, Inc.                                             DE                      5511            65-1065025
Dobbs Ford, Inc.                                                        FL                      5511            59-1584177
Dobbs Mobile Bay, Inc.                                                  AL                      5511            62-1196110
Dobbs Motors of Arizona, Inc.                                           AZ                      5511            93-0929951
Dodge of Bellevue, Inc.                                                 DE                      5511            94-3009590
Don Mealey Chevrolet, Inc.                                              FL                      5511            59-1553076
Don Mealey Imports, Inc.                                                FL                      5511            59-3099049
Don Mealey Oldsmobile, Inc.                                             FL                      5511            59-3172140
Don-A-Vee Jeep-Eagle, Inc.                                              CA                      5511            33-0203778
Downers Grove Dodge, Inc.                                               DE                      5511            36-2804667
Driver's Mart Worldwide, Inc.                                           VA                      6719            38-3275555
Eastgate Ford, Inc.                                                     OH                      5511            31-0736141
Ed Mullinax Ford, Inc.                                                  DE                      5511            34-1543105
Ed Mullinax, Inc.                                                       DE                      6719            34-1543133
Edgren Motor Company, Inc.                                              CA                      5511            94-1561041
El Monte Imports, Inc.                                                  DE                      5511            65-0881906
El Monte Motors, Inc.                                                   DE                      5511            65-0881905
Elmhurst Auto Mall, Inc.                                                IL                      5511            36-4185090
Elmhurst Dodge, Inc.                                                    IL                      5511            36-2474717
Emich Chrysler Plymouth, LLC                                            DE                      5511            65-0944625
Emich Dodge, LLC                                                        DE                      5511            65-0944626
Emich Lincoln-Mercury, Inc.                                             DE                      5511            84-1041105
Emich Lincoln-Mercury, LLC                                              DE                      5511            65-0944592
Emich Oldsmobile, LLC                                                   DE                      5511            65-0944593
Emich Subaru West, LLC                                                  DE                      5511            65-0944597
Empire Services Agency, Inc.                                            FL                      6719            65-0309882
Financial Services, Inc.                                                TX                      6159            76-2195488
First Team Automotive Corp.                                             DE                      6719            59-3440254
First Team Cadillac-Oldsmobile, LLC                                     DE                      5511            52-2135878
First Team Ford of Manatee, Ltd.                                        FL                      5511            59-3446538
First Team Ford, Ltd                                                    FL                      5511            59-3366156
First Team Imports, Ltd.                                                FL                      6719            59-3298470
First Team Infiniti, Ltd.                                               FL                      6719            59-2927254
First Team Jeep Eagle, Chrysler-Plymouth, Ltd.                          FL                      5511            59-3446556
First Team Management, Inc.                                             FL                      6719            59-2714981
First Team Premier, Ltd.                                                FL                      6719            59-3392621
Fit Kit, Inc.                                                           CA                      5511            33-0115670
Flemington Land Rover, LLC                                              DE                      5511            65-0944600
Florida Auto Corp.                                                      DE                      6719            65-0837116
Ford of Garden Grove Limited Partnership                                GA                      6719            88-0377746
Ford of Kirkland, Inc.                                                  WA                      5511            91-1425985
Fox Buick/Isuzu, Inc.                                                   MD                      5511            52-1713116
Fox Chevrolet, Inc.                                                     MD                      5511            52-0845653
Fox Hyundai, Inc.                                                       MD                      5511            52-1429424
Fox, Inc.                                                               MD                      5511            52-1264123
Fred Oakley Motors, Inc.                                                DE                      5511            75-1524534
Ft. Lauderdale Nissan, Inc.                                             FL                      5511            65-0273822
G.B. Import Sales & Service, LLC                                        DE                      5511            65-0944605
Gene Evans Ford, LLC                                                    DE                      5511            65-0944608
George Sutherlin Nissan, Inc                                            GA                      5511            58-2062167
Golf Mill Ford, Inc.                                                    DE                      5511            36-3087611
Government Blvd. Motors, Inc.                                           AL                      5511            62-1502108
Gulf Management, Inc.                                                   FL                      5511            59-3023188
Hayward Dodge, Inc.                                                     DE                      5511            94-1689551
Hillard Auto Group, Inc.                                                TX                      6719            75-1965005
Hollywood Imports Limited, Inc.                                         FL                      5511            59-2025810
Hollywood Kia, Inc.                                                     FL                      5511            65-0619873
Horizon Chevrolet, Inc.                                                 OH                      5511            34-1245635
House of Imports, Inc.                                                  CA                      5511            95-2498811
Houston Auto Imports Greenway, Ltd.                                     TX                      5511            65-0954426
Houston Auto Imports North, Ltd.                                        TX                      5511            65-0954425
Houston Imports Greenway-GP, Inc.                                       DE                      6719            65-0952169
Houston Imports Greenway-LP, Inc.                                       DE                      6719            65-0959312
Houston Imports North-GP, Inc.                                          DE                      6719            65-0952170
Houston Imports North-LP, Inc.                                          DE                      6719            65-0959311
H's Auto Body, Inc.                                                     DE                      7538            65-0935702
Hub Motor Co.                                                           GA                      5511            58-1091502
Irvine Imports, Inc.                                                    CA                      5511            33-0374310
Irvine Toyota/Nissan/Volvo Limited Partnership                          GA                      6719            88-0377749
Jemautco, Inc.                                                          OH                      6719            31-1153168
Jerry Gleason Chevrolet, Inc.                                           IL                      5511            36-2840037
Jerry Gleason Dodge, Inc.                                               IL                      5511            36-4074146
Jim Quinlan Chevrolet Co.                                               DE                      5511            59-1055603
Jim Quinlan Ford Lincoln-Mercury, Inc.                                  FL                      5511            59-2690846
Joe MacPherson Ford                                                     CA                      5511            33-0180618
Joe MacPherson Imports No.1                                             CA                      5511            33-0745137
Joe MacPherson Infiniti                                                 CA                      5511            33-0127306
Joe MacPherson Oldsmobile                                               CA                      5511            33-0293599
John M. Lance Ford, LLC                                                 DE                      5511            65-0944184
J-R Advertising Company                                                 CO                      7319            84-1177523
J-R Motors Company Central LLC                                          CO                      5511            84-1297225
J-R Motors Company North                                                CO                      5511            84-1167355
J-R Motors Company South                                                CO                      5511            84-1167319
J-R-M Motors Company Northwest, LLC                                     CO                      5511            84-1363627
JRJ Investments, Inc.                                                   NV                      5511            88-0199942
Kelnat Advertising, Ltd. Co.                                            FL                      7319            59-2682744
Kenyon Dodge, Inc.                                                      FL                      5511            59-0479520
King's Crown Ford, Inc.                                                 DE                      5511            59-2018826
Kirkland Pontiac-Buick-GMC, Inc.                                        WA                      5511            91-1739519
KLJ of Nevada, Inc.                                                     NV                      6719            88-0384410
L.P. Evans Motors WPB, Inc.                                             FL                      5511            59-0684221
L.P. Evans Motors, Inc.                                                 FL                      5511            59-0601584
Lance Children, Inc.                                                    OH                      6519            34-1789728
Les Marks Chevrolet, Inc.                                               TX                      5511            76-0375065
Lew Webb's Ford, Inc.                                                   CA                      5511            33-0677560
Lew Webb's Irvine Nissan, Inc.                                          CA                      5511            33-0374313
Lexus of Cerritos Limited Partnership                                   GA                      6519            88-0378242
LGS Holding Company                                                     DE                      6719            65-0711531
Lou Grubb Chevrolet, L.L.C.                                             DE                      5511            52-2012866
Lou Grubb Chevrolet-Arrowhead, Inc.                                     DE                      5511            91-1933520
Lou Grubb Ford, L.L.C.                                                  DE                      5511            52-2102864
Lovern, Inc.                                                            FL                      6719            65-0000148
MC/RII, LLC                                                             OH                      5511                **
M S and S Toyota, Inc.                                                  FL                      5511            59-1968718
MacHoward Leasing                                                       CA                      5511            95-2267692
MacPherson Enterprises, Inc.                                            CA                      5511            95-2706038
Magic Acquisition Corp.                                                 DE                      5511            65-0711428
Manhattan Motors, Inc.                                                  CA                      5511            95-3867937
Marks Family Dealerships, Inc.                                          TX                      5511            74-1405873
Marks Transport, Inc.                                                   TX                      5511            76-0444883
Maroone Car and Truck Rental Company                                    FL                      7514            65-0371429
Maroone Chevrolet Ft. Lauderdale, Inc.                                  FL                      5511            65-0721018
Maroone Chevrolet, LLC                                                  DE                      5511            65-0944183
Maroone Dodge, LLC                                                      DE                      5511            65-0944181
Maroone Dodge Pompano, Inc.                                             FL                      5511            65-0721014
Maroone Ford, LLC                                                       DE                      5511            65-0944179
Maroone Isuzu, LLC                                                      DE                      5511            65-0944178
Maroone Jeep-Eagle, Inc.                                                DE                      5511            65-0797301
Maroone Management Services, Inc                                        FL                      6719            65-0721017
Maroone Oldsmobile II, Inc.                                             DE                      5511            65-0725800
Maroone Oldsmobile, LLC                                                 DE                      5511            52-2135875
Marshall Lincoln-Mercury, Inc.                                          CO                      5511            84-1382739
Mealey Holdings, Inc.                                                   FL                      6719            59-3280283
Mechanical Warranty Protection, Inc.                                    FL                      6411            65-0062054
Metro Chrysler Jeep, Inc.                                               FL                      5511            59-3002195
Midway Chevrolet, Inc.                                                  TX                      5511            75-1631858
Mike Hall Chevrolet, Inc.                                               DE                      5511            74-1940031
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.                            FL                      5511            65-0731779
Mike Shad Ford, Inc.                                                    FL                      5511            65-0730472
Miller-Sutherlin Automotive, LLC                                        DE                      5511            65-0944177
Mission Blvd. Motors, Inc.                                              CA                      5511            94-3179980
Mr. Wheels, Inc.                                                        CA                      5511            95-3050274
Mullinax East, Inc.                                                     DE                      5511            34-1543140
Mullinax Ford North Canton, Inc.                                        OH                      5511            34-1706005
Mullinax Ford South, Inc.                                               FL                      5511            59-2745619
Mullinax Lincoln-Mercury, Inc.                                          DE                      5511            34-1555317
Mullinax Management, Inc.                                               DE                      6719            34-1543139
Mullinax of Mayfield, Inc.                                              OH                      5511            34-1032543
Mullinax Used Cars, Inc.                                                OH                      5521            34-1663489
Newport Beach Cars, LLC                                                 DE                      5511            65-0944175
Nichols Ford, Inc.                                                      TX                      5511            75-2345233
Nissan of Brandon, Inc.                                                 FL                      5511            59-2872723
Northpoint Chevrolet, Inc.                                              DE                      5511            52-2124967
Northpoint Ford, Inc.                                                   DE                      5511            65-0964278
Northwest Financial Group, Inc.                                         WA                      5511            91-1666832
Ontario Dodge, Inc.                                                     CA                      5511            33-0380793
Orange County Automotive Imports, LLC                                   DE                      5511            65-0944636
Orlando Imports, Inc.                                                   DE                      5511            52-2104777
Payton-Wright Ford Sales, Inc.                                          TX                      5511            75-1231297
Peyton Cramer Automotive                                                CA                      5511            33-0612289
Peyton Cramer Ford                                                      CA                      5511            95-3410394
Peyton Cramer Infiniti                                                  CA                      5511            33-0567152
Peyton Cramer Jaguar                                                    CA                      5511            33-0567150
Peyton Cramer Lincoln-Mercury                                           CA                      5511            33-0679879
Pierce Automotive Corporation                                           AZ                      6719            86-0811184
Pierce, LLC                                                             DE                      5511            65-0944638
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.                             DE                      5511            86-0928953
Pitre Chrysler-Plymouth-Jeep of Bell, Inc.                              DE                      5511            86-0928950
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.                        DE                      5511            86-0928955
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.                          DE                      5511            86-0928952
Pitre Kia of Scottsdale, Inc.                                           DE                      5511            86-0928954
Plains Chevrolet, Inc.                                                  TX                      5511            75-1057395
PMWQ, Inc.                                                              NV                      6719            75-2748417
PMWQ, Ltd.                                                              TX                      6719            75-2748419
Port City Imports, Inc.                                                 TX                      5511            74-2403712
Port City Imports-HO, Inc.                                              TX                      6719            58-2490117
Port City Pontiac-GMC Trucks, Inc.                                      TX                      5511            74-2481788
Prime Auto Resources, Inc.                                              CA                      6719            33-0718037
Quality Nissan, Inc.                                                    TX                      5511            75-1847218
Quantum Premium Finance Corporation                                     FL                      6159            65-0362902
Quinlan Motors, Inc.                                                    FL                      5511            59-3268936
R. Coop Limited                                                         CO                      6719            84-1251979
R.L. Buscher II, Inc.                                                   CO                      6719            84-1171763
R.L. Buscher III, Inc.                                                  CO                      6719            84-1171764
Real Estate Holdings, Inc.                                              FL                      6519            65-0789583
Republic Anderson Investment Group, Inc.                                CA                      6159            65-0829923
Republic DM Property Acquisition Corp.                                  DE                      6519            52-2099740
Republic Resources Company                                              DE                      8741            51-0370517
Republic Risk Management Services, Inc.                                 FL                      8741            65-0782124
Republic of Rochester, Inc.                                             DE                      6719            52-2124968
Resources Aviation, Inc.                                                FL                      4522            65-0858501
RI Merger Corp.                                                         CO                      6719            84-1492421
RI Shelf Corp.                                                          DE                      6719            65-0772300
RI/ASC Acquisition Corp.                                                DE                      7538            84-1491657
RI/BB Acquisition Corp.                                                 DE                      7538            52-2127466
RI/BBNM Acquisition Corp                                                AZ                      6719            86-0914399
RI/BRC Real Estate Corp.                                                CA                      6519            65-0942312
RI/CC Acquisition Corp.                                                 DE                      6719            65-0772227
RI/DM Acquisition Corp.                                                 DE                      6719            52-2099741
RI/HGMC Acquisition Corp.                                               DE                      5511            52-2110003
RI/Hollywood Nissan Acquisition Corp.                                   DE                      5511            65-0784675
RI/LLC Acquisition Corp.                                                CO                      6719            84-1268477
RI/LLC-2 Acquisition Corp.                                              CO                      6719            84-1459544
RI/PII Acquisition Corp.                                                DE                      5511            52-2124965
RI/RMC Acquisition Corp                                                 DE                      5511            52-2109998
RI/RMP Acquisition Corp.                                                DE                      5511            52-2109996
RI/RMT Acquisition Corp.                                                DE                      5511            52-2110000
RI/SBC Acquisition Corp.                                                DE                      7538            52-2124051
RI/WFI Acquisition Corporation                                          DE                      5511            52-2124969
RII Management Company                                                  DE                      8741            52-2107830
Rosecrans Investments, LLC                                              DE                      6719            65-1093600
Roseville Motor Corporation                                             CA                      5511            94-2922942
RRM Corporation, Inc.                                                   DE                      8721            52-2007719
RSHC, Inc.                                                              DE                      6411            65-0908475
Sahara Imports, Inc.                                                    NV                      5511            86-0869592
Sahara Nissan, Inc.                                                     NV                      5511            88-0133547
Santa Ana Auto Center                                                   CA                      5511            33-0103746
Saul Chevrolet, Inc.                                                    CA                      5511            33-0507627
SCM Realty II, Inc.                                                     FL                      6519            65-0611002
SCM Realty, Inc.                                                        FL                      6519            59-2640748
Service Station Holding Corp.                                           DE                      6719            65-0899829
SGSCP Limited Partnership                                               FL                      6719            59-3143533
Shamrock Ford, Inc.                                                     CA                      5511            94-2220473
Six Jays LLC                                                            CO                      6719            84-1364768
SMI Motors, Inc.                                                        CA                      5511            95-4399082
Smythe European, Inc.                                                   CA                      5511            94-2633163
Southeast Lease Car, Inc.                                               FL                      7515            59-2449372
Southtown Ford, Inc.                                                    TX                      5511            75-6870080
Southwest Dodge, LLC                                                    DE                      5511            65-0944643
Spit Fire Properties, Inc.                                              FL                      6519            59-2484224
Spokane Mitsubishi Dealers Advertising Association, Inc.                WA                      7319            58-2455403
Star Motors, LLC                                                        DE                      5511            65-0944646
Steakley Chevrolet, Inc.                                                TX                      5511            75-1091508
Steeplechase Motor Company                                              TX                      6519            76-0244476
Steve Moore Chevrolet Delray, LLC                                       DE                      5511            65-0944647
Steve Moore Chevrolet, LLC                                              DE                      5511            65-0944670
Steve Moore, LLC                                                        DE                      5511            52-2135868
Steve Moore's Buy-Right Auto Center, Inc.                               FL                      5511            65-0192329
Steve Rayman Pontiac-Buick-GMC-Truck, LLC                               DE                      5511            65-0944669
Stevens Creek Motors, Inc.                                              CA                      5511            94-3010181
Sunrise Nissan of Jacksonville, Inc.                                    FL                      5511            59-3427446
Sunrise Nissan of Orange Park, Inc.                                     FL                      5511            59-1357686
Sunset Pontiac-GMC Truck South, Inc.                                    FL                      5511            59-3128431
Sunset Pontiac-GMC, Inc.                                                MI                      5511            38-1919584
Superior Nissan, Inc.                                                   NC                      5511            62-1306501
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC                             DE                      5511            65-0944667
Sutherlin Imports, Inc.                                                 GA                      5511            58-1673384
Sutherlin Imports, LLC                                                  DE                      5511            65-0944664
Sutherlin Nissan of Town Center, Inc.                                   GA                      5511            58-2241820
Sutherlin Nissan, LLC                                                   DE                      5511            65-0944665
Tallahassee Automotive Group, Inc.                                      FL                      6719            59-3280286
Tallahassee Chrysler Plymouth, Inc.                                     FL                      6719            59-3130547
Tartan Advertising, Inc.                                                CA                      7319            33-0191704
Tasha Incorporated                                                      CA                      6719            94-2512050
Taylor Jeep Eagle, LLC                                                  DE                      5511            65-0944662
Team Dodge, Inc.                                                        DE                      5511            65-1040982
Terry York Motor Cars, Ltd.                                             CA                      5511            95-3549353
Texan Ford Sales, Inc.                                                  TX                      5511            75-2007516
Texan Ford, Inc.                                                        TX                      5511            76-0207034
Texan Lincoln-Mercury, Inc.                                             DE                      5511            76-0489587
T-Five, Inc.                                                            MI                      5511            38-2551793
The Consulting Source, Inc.                                             FL                      8741            59-2183874
The Pierce Corporation II, Inc.                                         AZ                      6719            86-0743383
Torrance Nissan, LLC                                                    DE                      5511            65-0944661
Tousley Ford, Inc.                                                      MN                      5511            41-0609970
Town & Country Chrysler Jeep, Inc.                                      DE                      5511            91-1197824
Toyota Cerritos Limited Partnership                                     GA                      6519            88-0377743
Triangle Corporation                                                    DE                      8741            52-2025037
T-West Sales & Service, Inc.                                            NV                      5511            88-0235466
Valencia Dodge                                                          CA                      5511            95-3935812
Valencia Lincoln-Mercury, Inc.                                          DE                      5511            65-0730303
Valley Chevrolet, Inc.                                                  MD                      5511            52-0728314
Vanderbeek Motors, Inc.                                                 CA                      5511            94-2494800
Vanderbeek Olds/GMC Truck, Inc.                                         CA                      5511            68-0072435
Village Motors, LLC                                                     DE                      5511            65-0944660
Vince Wiese Chevrolet, Inc.                                             DE                      5511            95-2703429
W.O. Bankston Enterprises, Inc.                                         DE                      6719            75-2296087
W.O. Bankston Lincoln-Mercury, Inc.                                     DE                      5511            75-1053127
W.O. Bankston Nissan, Inc.                                              TX                      5511            75-1279211
W.O. Bankston Paint and Body, Inc.                                      TX                      7538            75-1723194
Wallace Dodge, LLC                                                      DE                      5511            65-0944659
Wallace Ford, LLC                                                       DE                      5511            65-0944659
Wallace Imports, Inc.                                                   FL                      6719            59-2326469
Wallace Lincoln-Mercury, LLC                                            DE                      5511            65-0944657
Wallace Nissan, LLC                                                     DE                      5511            65-0944655
Webb Automotive Group, Inc.                                             CA                      6719            33-0338459
West Colton Cars, Inc.                                                  CA                      5511            77-0428114
West Side Motors, Inc.                                                  TN                      5511            62-1030139
Westgate Chevrolet, Inc.                                                TX                      5511            75-1324586
Woody Capital Investment Company II                                     CO                      6719            84-1167986
Woody Capital Investment Company III                                    CO                      6719            84-1167988
Working Man's Credit Plan, Inc.                                         TX                      6719            75-2458731
York Enterprises South, Inc.                                            CA                      5511            33-0419789



Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.


                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16.  List of Exhibits.         List below all exhibits filed as a part of
                                    this Statement of Eligibility.

                                    Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of
                                    the trustee now in effect.***

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued
                                    June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

                           b.       A copy of the certificate of the
                                    Comptroller of the Currency dated
                                    January 2, 1934, approving the
                                    consolidation of The Northwestern
                                    National Bank of Minneapolis and The
                                    Minnesota Loan and Trust Company of
                                    Minneapolis, with the surviving entity
                                    being titled Northwestern National Bank
                                    and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                           f.       A copy of the letter dated July 10,
                                    2000 from the Administrator of National
                                    Banks for the Comptroller of the
                                    Currency certifying approval of
                                    consolidation effective July 8, 2000 of
                                    Norwest Bank Minnesota, National
                                    Association with various other banks
                                    under the title of "Wells Fargo Bank
                                    Minnesota, National Association."****

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        A copy of By-laws of the trustee as now in effect.***

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or to the requirements of its supervising or examining authority.**

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.

         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         ** Incorporated by reference to exhibit number 25.1 filed with registration number 333-64594.

         *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

         **** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.


                               SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 30th day of October, 2001.



                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION


                                      By: /s/  Robert L. Reynolds
                                        ----------------------------------------
                                         Robert L. Reynolds
                                         Vice President




                                                                  EXHIBIT 6




October 30, 2001



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                            Very truly yours,

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            By:/s/ Robert L. Reynolds
                                            Robert L. Reynolds
                                            Vice President